UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report: June 24, 2019
(Date of earliest event reported)
AGILYSYS, INC.
(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1000 Windward Concourse, Suite 250, Alpharetta, Georgia	30005

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (770) 810-7800

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, without par value	AGYS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2019, Keith Kolerus, a director of Agilysys, Inc. (the "Company") since 1998, notified the Company of his decision to retire from the board of directors ("Board") effective June 30, 2019. Accordingly, Mr. Kolerus will not stand for re-election to the Board at the 2019 annual meeting of shareholders, which is currently anticipated to be held on August 9, 2019.

In connection with Mr. Kolerus' retirement, the Board size will be reduced from 8 to 7 directors, effective June 30, 2019.

Item 7.01.	Regulation FD Disclosure

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the press release issued by the Company in connection with the announcement of Mr. Kolerus’ retirement and the corresponding decrease in the size of the Board from 8 to 7 directors, effective as of June 30, 2019.

The information contained in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by Toro under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)  Exhibits.

The following item is furnished as an exhibit to this current report on Form 8-K:

Exhibit Number	Description

99.1	Press release issued by Agilysys, Inc. dated June 24, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.
By:	/s/ Kyle C. Badger
Kyle C. Badger
Senior Vice President, General Counsel and Secretary
Date: June 27, 2019

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by Agilysys, Inc. dated June 24, 2019